UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2009

Playboy Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14790	36-4249478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 North Lake Shore Drive, Chicago, Illinois 60611

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 751-8000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02.          Results of Operations and Financial Condition.

On January 22, 2009, Playboy Enterprises, Inc. (the “Company”) issued a press release that included an announcement that the Company expects to incur certain impairment and restructuring charges in the fourth quarter of 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 7—Regulation FD

Item 7.01.          Regulation FD Disclosure.

The information under Item 2.02 is incorporated by reference into this Item 7.01.

Section 9—Financial Statements and Exhibits

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release issued by Playboy Enterprises, Inc. on January 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2009	PLAYBOY ENTERPRISES, INC.

	By:	/s/ Linda Havard
Linda G. Havard
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number	Description

99.1	Press Release issued by Playboy Enterprises, Inc. on January 22, 2009